Quarterly Holdings Report
for
Fidelity® Sustainable Target Date 2010 Fund
December 31, 2023
FST10-NPRT3-0224
1.9909157.100
Equity Funds - 27.2%
	Shares	Value ($)
Fidelity Series Sustainable Emerging Markets Fund (a)	4,288	45,540
Fidelity Series Sustainable Non-U.S. Developed Markets Fund (a)	11,414	122,012
Fidelity Series Sustainable U.S. Market Fund (a)	9,810	113,989
TOTAL EQUITY FUNDS (Cost $255,111)		281,541

Fixed-Income Funds - 60.6%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (a)	16,046	151,957
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (a)	4,677	35,825
Fidelity Series Long-Term Treasury Bond Index Fund (a)	8,191	48,001
Fidelity Series Sustainable Investment Grade Bond Fund (a)	39,704	392,279
TOTAL FIXED-INCOME FUNDS (Cost $634,202)		628,062

Bond Funds - 4.5%
	Shares	Value ($)
Fidelity Series International Developed Markets Bond Index Fund (a) (Cost $45,710)	5,306	46,374

Ultrashort Bond Funds - 7.7%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (a) (Cost $79,694)	8,018	79,695

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,014,717)	1,035,672
NET OTHER ASSETS (LIABILITIES) - 0.0%	(36)
NET ASSETS - 100.0%	1,035,636

Legend

(a)	Affiliated Fund

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	-	1,000,000	1,000,000	140	-	-	-	0.0%
Total	-	1,000,000	1,000,000	140	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	-	171,114	18,358	4,122	(105)	(694)	151,957
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	-	51,808	13,994	1,464	(615)	(1,374)	35,825
Fidelity Series International Developed Markets Bond Index Fund	-	52,890	7,218	1,242	38	664	46,374
Fidelity Series Long-Term Treasury Bond Index Fund	-	53,900	3,884	917	(377)	(1,638)	48,001
Fidelity Series Sustainable Emerging Markets Fund	-	46,397	3,035	748	(10)	2,188	45,540
Fidelity Series Sustainable Investment Grade Bond Fund	-	410,719	15,596	9,736	(411)	(2,433)	392,279
Fidelity Series Sustainable Non-U.S. Developed Markets Fund	-	132,391	19,191	1,469	462	8,350	122,012
Fidelity Series Sustainable U.S. Market Fund	-	140,480	46,644	1,389	4,261	15,892	113,989
Fidelity Series Treasury Bill Index Fund	-	128,378	48,668	3,598	(16)	1	79,695
	-	1,188,077	176,588	24,685	3,227	20,956	1,035,672

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus.

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